Exhibit 99.1

FOR IMMEDIATE RELEASE

Centennial Resource Development, Inc. Announces

Extension of Early Tender Date of the Exchange Offers and Consent Solicitations

DENVER, May 6, 2020 (GLOBE NEWSWIRE) - Centennial Resource Development, Inc. (“Centennial” or the “Company”) (NASDAQ: CDEV) today announced that its operating subsidiary, Centennial Resource Production, LLC (“CRP”), has extended the date by which early tenders must be received (the “Early Tender Date”) for its previously announced offers (the “Exchange Offers”) to exchange its outstanding 5.375% Senior Notes due 2026 (the “Old 2026 Notes”) and its outstanding 6.875% Senior Notes due 2027 (the “Old 2027 Notes” and, together with the Old 2026 Notes, the “Old Notes”) for up to $250 million aggregate principal amount of newly issued 8.00% Second Lien Senior Secured Notes due 2025 (the “Second Lien Notes”) and up to $200 million aggregate principal amount of newly issued 8.00% Third Lien Senior Secured Notes due 2027 (the “Third Lien Notes” and, together with the Second Lien Notes, the “New Notes”), in each case upon the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated April 22, 2020, as supplemented by supplement no. 1 thereto, dated May 4, 2020 (as so supplemented, the “Offering Memorandum”). As of 5:00 p.m., New York City time, on May 5, 2020, $110.4 million in aggregate principal amount of Old 2026 Notes and $143.5 million in aggregate principal amount of Old 2027 Notes had been validly tendered and not validly withdrawn pursuant to the terms of the Exchange Offers and related consent solicitations (the “Consent Solicitations”).

The Early Tender Date was previously 5:00 p.m., New York City time, on May 5, 2020 and will now be extended to the Expiration Date (as defined in the Offering Memorandum) of the Exchange Offers, which is 11:59 p.m., New York City time, on May 19, 2020, unless extended or earlier terminated by the Company. All references to the Early Tender Date in the Offering Memorandum are hereby amended such that the Early Tender Date will be the same date and time as the Expiration Date. Accordingly, Eligible Holders (as defined below) that tender their Old Notes prior to such time will be eligible to receive the Early Exchange Consideration (as defined in the Offering Memorandum), which means for each $1,000 principal amount of Old Notes properly tendered (and not properly withdrawn) and accepted by CRP prior to the Expiration Date will be eligible to receive $500 in principal amount of Second Lien Notes or Third Lien Notes, as applicable and subject to proration as described in the Offering Memorandum. The withdrawal deadline for the Exchange Offers was 5:00 p.m., New York City time, on May 5, 2020 and has not been extended. Other than the extension of the Early Tender Date described herein, the terms and conditions of the Exchange Offers and the Consent Solicitations remain as set forth in the Offering Memorandum.

The Exchange Offers and Consent Solicitations will only be made, and the New Notes are only being offered and issued, to holders of Old Notes who are (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) not “U.S. persons” as defined in Rule 902 under the Securities Act and are in compliance with Regulation S under the Securities Act (such holders, the “Eligible Holders”). Only Eligible Holders who have completed and returned the eligibility letter are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers and Consent Solicitations. Eligible Holders of the Old Notes who desire to obtain and complete an eligibility form should contact the Information Agent at (866) 807-2200 (toll-free) or (212) 430-3774 (for banks and brokers) or email contact@gbsc-usa.com or access the website at https://gbsc-usa.com/eligibility/centennial.

Eligible Holders of the Old Notes are urged to carefully read the Offering Memorandum before making any decision with respect to the Exchange Offers and Consent Solicitations. None of the Company, CRP, the dealer managers, the trustee with respect to the Old Notes and the New Notes, the information and exchange agent or any affiliate of any of them makes any recommendation as to whether Eligible Holders of the Old Notes should exchange their Old Notes for New Notes in the Exchange Offers, and no one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision as to whether to tender Old Notes and, if so, the principal amount of Old Notes to tender.

The New Notes and the Exchange Offers have not been and will not be registered with the U.S. Securities and Exchange Commission under the Securities Act, or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or for the account or benefit of any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers and Consent Solicitations are not being made to Eligible Holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to purchase or sell any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Centennial Resource Development, Inc.

Centennial is an independent oil and natural gas company focused on the development of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin. The Company’s assets and operations, which are held and conducted through CRP, are concentrated in the Delaware Basin, a sub-basin of the Permian Basin.

Cautionary Note Regarding Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, regarding CRP’s ability to complete the Exchange Offers and Consent Solicitations are forward-looking statements. When used in this press release, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

The Company cautions you that these forward-looking statements are subject to a variety of risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. Important information about issues that could cause actual results and plans to differ materially from those expressed in any forward-looking statements can be found in the Company’s public periodic filings with the Securities and Exchange Commission, including in the Company’s Annual Report on Form 10-K. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

Contact:

Hays Mabry

Director, Investor Relations

(832) 240-3265

ir@cdevinc.com

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